EXHIBIT 10.2

                                STATE OF ALABAMA
                              DEPARTMENT OF FINANCE

                             DIVISION OF PURCHASING

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                              RSA Union Building
                            100 North Union Street
DON SIEGELMAN                      Suite 192                          BILL NEWTON
  Governor                     P.O. Box 302620                Assistant Finance Director
                         Montgomery, Alabama 36130-2620       Acting Director of Purchasing
HENRY C. MARRY, III        Telephone (334) 242-7250
Director of Finance           Fax (334) 242-4410
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                                  July 20, 1999



Tony Baker
Sierra Diagnostics
21109 Longeway Road
Sonora, CA 95370


Dear Mr. Baker:


Subject: Contract 4004293, Gonostat Kits


The above contract will expire September 30, 1999. It is the desire of the using agency to extend this contract for an additional year. This would be at the same terms, conditions, and prices currently in effect. The new expiration date will be September 30, 2000. If this is acceptable to your company, please indicate below and return to my attention at FAX 334/242-4419. If you have any questions, please contact me at 334/242-4201.

Thank you for your cooperation.

Best regards:                    Agreed /s/ Tony Baker             20 July, 1999
                                        ----------------------------------------
                                            Signature                  Date


/s/ Bernie Arant
Buyer



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          STATE OF ALABAMA          CONTRACT NO.        4004293           Page 1
                                    BUYER               BERNIE ARANT
        DEPARTMENT OF FINANCE       BUYER PHONE         (334) 242-4201
        DIVISION OF PURCHASING      T-NUMBER            TA128
                                    DATE ISSUED         07/20/99
                                    SNAP REQ. NO.       1153027
                                    EFFECTIVE DATE      10/27/98
     AGENCY TERM CONTRACT AWARD     EXPIRATION DATE     09/30/00
                                    SOLICITATION NO.    98-X-2071912
                                    VENDOR NUMBER       77037465600
                                    VENDOR PHONE        (209)536-0886


SIERRA DIAGNOSTICS
21109 LONGEWAY RD
SONORA     CA 95370

BID SIGNED BY TONY BAKER

      AGENCY TERM CONTRACT:      GONOSTAT KITS

1.   EFFECTIVE PERIOD: 10/27/98 TO 09/30/00

2.   F.O.B. POINT: DEST

3.   DELIVERY TERMS: 30 DAYS ARO

4.   CASH DISCOUNT TERMS: NET

5.   BID REFERENCE NO.:

6.   AWARDED LINES: 00001

7.   DISCOUNTS: UNIT PRICES INCLUDE ALL APPLICABLE DISCOUNTS

     ALL TERMS, CONDITIONS, AND ANY AMENDMENTS TO SOLICITATION 98-X-2071912 ARE PART OF THIS CONTRACT AS IF FULLY REPRODUCED HEREIN.



APPROVED:/s/ Bill Newton
         ------------------------
         ACTING PURCHASING DIRECTOR


                                   VENDOR COPY


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PRICE SHEET                                                AGENCY TERM CONTRACT AWARD
VENDOR:  SIERRA DIAGNOSTICS                                CONTRACT NO.:4004293                              PAGE 2
                                                           VENDOR NO.:  77037465600

LINE                                                               ESTIMATED                                          EXTENDED AMT
NO.     COMMODITY/SERVICE DESCRIPTION                              QUANTITY           UNIT           UNIT PRICE       IF APPLICABLE
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        UNLESS SPECIFIED OTHERWISE BELOW:
        SHIP TO:         Rl
        STATEWIDE

00001   COMMODITY CODE! 193-40-071377                                 1               KIT            $175.00000         $ 175.00
        SUPPLY THE FOLLOWING PRODUCTS
        FOR THE PERIOD 4-1-98 THRU 9-30-2000
        WITH THE OPTION TO RENEW FOR 2 MORE
        YEARS.
        ITEMS TO BE ORDERED AS NEEDED BY THE
        BUREAU OF CLINICAL LABORATORIES.

        GONOSTAT DIAGNOSTIC TEST KIT FOR N.
        GONORRHOEAE.

        TECHNOLOGY:  GENETIC TRANSFORMATION
                      TECHNOLOGY.

        TRADE NAME:   GONOSTAT

        FOR DETECTION OF INFECTION BY N.
        GONORRHOEAE IN MALE URETHERAL AND FEMALE
        ENDOCERVICAL SPECIMENS. 100 TESTS/KIT.

        PERFORMANCE CHARACTERISTICS:
        (A) SENSITIVITY: 90%
        (B) SPECIFICITY: 99%

        KIT CONTENTS (INCLUDES ALL REAGENTS AND
        CONTROLS TO PERFORM 100 TESTS.)
        (A) 4 X 3.5ML VIALS GONOSTAT MUTANT
        (B) 2 X 30ML VIALS GONOSTAT EXTRACTION
            BUFFER A.
        (C) 2 X 30ML VIALS GONOSTAT EXTRACTION BUFFER B.
        (D) 4 GONOSTAT POSITIVE CONTROL SWABS.
        (E) 4 GONOSTAT NEGATIVE CONTROL SWABS.
        (F) PRODUCT INSERT.

        MALE SWABS
        PACKAGED INDIVIDUALLY IN A PLASTIC TUBE.
        COTTON BUD ON A PLASTIC SHAFT.
        FOR USE WITH ABOVE KIT.

        FEMALE SWABS
        PACKAGED INDIVIDUALLY IN A PLASTIC TUBE.
        COTTON BUD ON A PLASTIC SHAFT.
        FOR USE WITH ABOVE KIT,

        ALL KITS WILL HAVE AT LEAST 9 MONTHS DATING PRIOR TO
        EXPIRATION. KITS WILL BE SHIPPED ON DRY ICE IN
        SPECIALLY VALIDATED GONOSTAT SHIPPERS
        VIA FEDERAL EXPRESS.

        SUCCESSFUL BIDDER TO SUPPLY THE FOLLOW
        ING EQUIPMENT FOR THE DURATION OF THE
        CONTRACT AT NO ADDITIONAL COST TO THE
        LABS LISTED BELOW:
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PRICE SHEET                                                AGENCY TERM CONTRACT AWARD
VENDOR:  SIERRA DIAGNOSTICS                                CONTRACT NO.:4004293                              PAGE 3
                                                           VENDOR NO.:  77037465600

LINE                                                               ESTIMATED                                          EXTENDED AMT
NO.     COMMODITY/SERVICE DESCRIPTION                              QUANTITY           UNIT           UNIT PRICE       IF APPLICABLE
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        (A) C02 INCUBATOR (FLOOR MODEL)
            (AT LEAST 27 CU. FT.)
        ITEM (A) TO BE SUPPLIED TO MONTGOMERY,
        BIRMINGHAM, DECATUR AND MOBILE LABORA-
        TORIES.

        (B) C02 INCUBATOR (TABLETOP MODEL) (AT LEAST 6 CU. FT.)
        ITEM (B) TO BE SUPPLIED TO DOTHAN
        LABORATORY.

        (C) HEAT BLOCK
        (D) WATER BATH AND LID
            (AT LEAST 50 LITER VOLUME)
        (E) 400 UL FIXED PIPETTOR. MLA BRAND.
        (F) 400 UL VARIABLE PIPETTOR (2)

              LABSYSTEMS CAT #4540000 ITEMS (C) THROUGH (F) TO BE
        SUPPLIED TO MONTGOMERY, BIRMINGHAM, DECATUR, DOTHAN, AND
        MOBILE LABORATORIES.

        SUCCESSFUL BIDDER TO PROVIDE AT LEAST THREE DAY'S ON-SITE
        TRAINING AT EACH OF THE FOLLOWING FIVE SITES:

        1. BUREAU OF CLINICAL LABORATORIES
           8140 UNIVERSITY DRIVE
           MONTGOMERY, AL 36117

        2. BIRMINGHAM REGIONAL LABORATORY
           1400 6TH AVENUE SOUTH
           BIRMINGHAM, AL 35233

        3. DECATUR REGIONAL LABORATORY
           510 CHERRY STREET, N.E.
           DECATUR, AL 35601

        4. DOTHAN REGIONAL LABORATORY
           1781 EAST COTTONWOOD ROAD
           SUITE 2
           DOTHAN, AL 36301

        5. MOBILE REGIONAL LABORATCRY
           757 MUSEUM DRIVE
           MOBILE, AL 36608

        UNIT PRICE = COST OF ONE KIT (1OO TEST).
        ALL SPECIFIED CONSUMABLES AND EQUIPMENT
        FOR 5 LABORATORIES.
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PRICE SHEET                         AGENCY TERM CONTRACT AWARD

VENDOR:  SIERRA DIAGNOSTICS         CONTRACT NO.:4004293                  PAGE 4
                                    T-NUMBER.: TA128



AWARD:
AWARD WILL BE MADE "ALL OR NONE" TO THE LOWEST RESPONSIBLE BIDDER MEETING ALL SPECIFICATIONS.

FREIGHT:
BID IS F.O.B. DESTINATION. ANY FREIGHT CHARGES MUST BE INCLUDED IN THE BID
PRICES.

DESCRIPTIVE LITERATURE:
BRANDS AND NUMBERS ARE A LEVEL OF QUALITY AND UNLESS SPECIFIED, ARE NOT RESTRICTIVE. TO PROVIDE A COMPLETE EVALUATION FOR THE BID ITEMS,
DESCRIPTIVE/TECHNICAL LITERATURE SHOULD ACCOMPANY THE BID. REFERENCE TO LITERATURE OF A PREVIOUS BID WILL NOT SATISFY THIS REQUIREMENT. A PHYSICAL INSPECTION AND OPERATIONAL EVALUATION MAY BE REQUIRED WITHOUT COST OR OBLIGATION TO THE STATE OF ALABAMA.


                                   VENDOR COPY